UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2012

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)	32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 1, 2012, Consolidated-Tomoka Land Co. (the “Company”), upon approval of its Audit Committee, notified its current independent registered public accounting firm, KPMG LLP (“KPMG”), that KPMG will be dismissed effective upon completion of their audit of the Company’s consolidated financial statements for the year ended December 31, 2011 and the effectiveness of internal control over financial reporting as of December 31, 2011, and the issuance of their reports thereon. The Company makes this Amendment No. 2 to its Form 8-K dated February 6, 2012, as previously amended, to report that (1) KPMG completed its audit of the Company’s consolidated financial statements for the year ended December 31, 2011, (2) the Company filed its Annual Report on Form 10-K for the year ended December 31, 2011, on March 15, 2012, and (3) as a result of the foregoing, the Company’s previously reported dismissal of KPMG as its auditor became effective on March 15, 2012.

The audit reports of KPMG on the Company’s consolidated financial statements for the fiscal years ended December 31, 2011 and 2010, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended December 31, 2011 and December 31, 2010 and the subsequent interim periods through March 15, 2012 that, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with their opinion for such periods, and, during such periods, there were no “reportable events,” as that term is defined in Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

The Company provided KPMG with a copy of the preceding disclosures. A letter from KPMG, dated March 15, 2012, is attached hereto as Exhibit 16.2.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibit

16.2           Letter from KPMG LLP dated March 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2012
Consolidated-Tomoka Land Co. By: /s/John P. Albright John P. Albright, President and Chief Executive Officer